UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2026

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2026, the managers of ExchangeRight Real Estate, LLC (ExchangeRight”), which is the manager of ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which is the sole trustee of ExchangeRight Income Fund, a Maryland statutory trust (the “Company”), appointed Timothy Williams to serve as Chief Administrative Officer of ExchangeRight, and as such he will serve in the same capacity for the Company, effective October 7, 2026.

Mr. Williams, who is 36 years old, joined ExchangeRight in 2021 as Senior Controller and expanded his role in 2025 as he became Director of Asset Management where he was focused on leading his team to proactively manage ExchangeRight’s assets by overseeing tenant relations, strategic leasing initiatives, and stewardship of the physical properties. Mr. Williams began his career at PricewaterhouseCoopers in the private company services audit practice, where he served family-owned and private equity-backed organizations in the Minneapolis, MN area. He later spent six years at McCoy Group, where he led the accounting function for the transportation division and contributed to strategic acquisitions and divestitures. Mr. Williams holds both B.A. and Masters degrees in Accounting from the University of Northern Iowa, graduating in 2013. He also earned national recognition with the prestigious Elijah Watt Sells Award for outstanding performance on the May 2013 CPA exam.

Mr. Williams did not enter into an employment agreement in connection with his appointment. There is no arrangement or understanding between Mr. Williams and any other persons or entities pursuant to which Mr. Williams was appointed as Chief Administrative Officer. There is no family relationship between Mr. Williams and any manager of ExchangeRight or any executive officer of the Company, and there are no transactions between the Company and Mr. Williams that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	October 14, 2026	By:	/s/ David Fisher
David Fisher Executive Managing Principal